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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report on Form 10-Q for the quarter ended August 31, 2008 (the "Quarterly Report") of Multi-Media Tutorial Services, Inc. (the "Company") for the quarter ending August 31, 2008, I, Barry Reichman, President, the Principal Executive Officer and Principal Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         1.       The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 17, 2008

/s/ Barry Reichman
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Barry Reichman
President
(Principal Executive Officer)
(Principal Financial Officer)